EXHIBIT 10.2

WAIVER AND FOURTH LOAN MODIFICATION AGREEMENT

     This Waiver and Fourth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of the Fourth Loan Modification Effective Date, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”) and VOXWARE, INC., a Delaware corporation with its chief executive office located at 300 American Metro Blvd, Suite 155, Hamilton, NJ 08619 (“Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 3, 2007, but effective as of December 29, 2006, evidenced by, among other documents, a certain Amended and Restated Loan and Security Agreement dated as of January 3, 2007, but effective as of December 29, 2006, by and between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of February 2, 2007, as further amended by a certain Second Loan Modification Agreement, dated as of February 13, 2008 but effective as of December 27, 2007, and as further amended by a certain Waiver and Third Loan Modification Agreement, dated as of November 14, 2008, by and between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated as of December 29, 2003 (as amended, the “IP Security Agreement”) (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

	1	The Loan Agreement shall be amended by deleting the following appearing as Section 6.9(a) thereof:

“     (a)     Minimum Liquidity. As of the Third Loan Modification Effective Date, and at all times thereafter, Borrower shall maintain liquidity in an amount equal to or greater than Two Million Dollars ($2,000,000), calculated as the sum of (i) unrestricted and unencumbered cash in accounts with the Bank or a Bank Subsidiary plus (ii) the aggregate Availability Amount minus (iii) any outstanding Overadvance. Nothing in the foregoing sentence shall be construed to imply that Borrower is permitted to maintain an Overadvance at any time.

and inserting in lieu thereof the following:

“     (a)     Minimum Cash Balance. As of the Fourth Loan Modification Effective Date, and at all times thereafter, Borrower shall maintain not less than One Million Five Hundred Thousand Dollars ($1,500,000.00) in unrestricted and unencumbered cash in accounts with the Bank or a Bank subsidiary.

2	The Loan Agreement shall be amended by deleting the following appearing as Section 6.9(b) thereof:

“     (b)     Minimum Cumulative Net Loss/Net Income. Borrower’s trailing-three-month Net Income (loss), tested on a monthly basis as of the last day of each month, shall not be less than (not be a greater net loss than) the amounts indicated below for each period indicated below:

Trailing-three-month Period Ended	Minimum Net Income (maximum net loss)
October 31, 2008	($2,200,000)

November 30, 2008	($2,200,000)

December 31, 2008	($1,400,000)

January 31, 2009	($1,200,000)

February 28, 2009	($900,000)

March 31, 2009, and each monthly period	$500,000”
thereafter

and inserting in lieu thereof the following:

“     (b)     Minimum Cumulative Net Loss/Net Income. Borrower’s trailing-three-month Net Income (loss), tested on a monthly basis as of the last day of each month, shall not be less than (not be a greater net loss than) the amounts indicated below for each period indicated below:

Trailing-three-month Period Ended	Minimum Net Income (maximum net loss)
October 31, 2008	($2,200,000)

November 30, 2008	($2,200,000)

December 31, 2008	($1,400,000)

March 31, 2009, and each monthly period	$500,000”
thereafter

3	The Loan Agreement shall be amended by deleting the following definitions from Section 13.1 thereof:

“Revolving Line Maturity Date” is February 11, 2009.

“Term Loan Reserve” is an amount equal to one hundred percent (100%) of the aggregate amount of outstanding Term Loans. Such Term Loan Reserve shall remain in effect until the date the Borrower reports Net Income greater than Zero Dollars ($0.00) for two (2) consecutive fiscal quarters. Thereafter, the Term Loan Reserve shall be Zero Dollars ($0.00).

and inserting in lieu thereof the following:

“Revolving Line Maturity Date” is March 31, 2009.

“Term Loan Reserve” is an amount equal to one hundred percent (100%) of the aggregate amount of outstanding Term Loans.

	4	The Loan Agreement shall be amended by inserting the following new definitions to appear alphabetically in Section 13.1 thereof:

““Fourth Loan Modification Agreement” is that certain Waiver and Fourth Loan Modification Agreement, dated as of the Fourth Loan Modification Effective Date, by and between Bank and Borrower.

“Fourth Loan Modification Effective Date” is the date indicated on the signature page to the Fourth Loan Modification Agreement.”

	5	The Compliance Certificate appearing as Exhibit C to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.

B.	Waiver.

1

Bank hereby waives Borrower’s existing defaults under the Loan Agreement by virtue of Borrower’s failure to comply with (i) the Minimum Liquidity financial covenant set forth in Section 6.9(a) (as in effect prior to this Loan Modification Agreement) for the period through and including the Fourth Loan Modification Effective Date, and (ii) the Minimum Cumulative Net Loss/Net Income financial covenant set forth in Section 6.9(b) for the compliance period ended December 31, 2008. Bank’s waiver of Borrower’s compliance of the foregoing covenant defaults shall apply only to the foregoing specific dates and period.

4. CONDITION PRECEDENT. As a condition precedent to the effectiveness of this Loan Modification Agreement, the Borrower shall execute all documents and deliver all instruments reasonably requested by Bank to permit the Bank access to any Collateral maintained at Borrower’s headquarters located at 300 American Metro Blvd., Suite 155, Hamilton, NJ 08619.

5. FEES. Borrower shall pay to Bank a modification fee equal to Five Thousand Dollars ($5,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

6. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that said IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreement, and shall remain in full force and effect.

7. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of May 24, 2006, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the Fourth Loan Modification Effective Date.

BORROWER:	BANK:

VOXWARE, INC.	SILICON VALLEY BANK

By:	By:
Name:	Name:
Title:	Title:

Fourth Loan Modification Effective Date: February _, 2009

     The undersigned, VERBEX ACQUISITION CORPORATION, a Delaware corporation (“Guarantor”) hereby: (i) ratifies, confirms and reaffirms, all and singular, the terms and conditions of (A) a certain Unlimited Guaranty of the obligations of Borrower to Bank dated January 27, 2004 (the “Guaranty”), and (B) a certain Security Agreement by Guarantor in favor of Bank dated January 27, 2004 (the “Security Agreement”); (ii) acknowledges, confirms and agrees that the Guaranty and the Security Agreement shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement or any other documents, instruments and/or agreements executed and/or delivered in connection herewith; and (iii) acknowledges, confirms and agrees that the obligations of Guarantor to Bank under the Guaranty include, without limitation, all Obligations of Borrower to Bank under the Loan Agreement, as amended by this Loan Modification Agreement.

VERBEX ACQUISITION CORPORATION

By:
Name:
Title:

     The undersigned, VOXWARE(UK) Limited, a company registered under the laws of England and Wales (“UK Guarantor”) hereby: (i) ratifies, confirms and reaffirms, all and singular, the terms and conditions of (A) a certain Deed of Guaranty of the obligations of Borrower to Bank dated as of February 5, 2009 (the “UK Guaranty”), and (B) a certain Mortgage Debenture by UK Guarantor in favor of Bank dated as of February 5, 2009 (the “Debenture”); (ii) acknowledges, confirms and agrees that the UK Guaranty and the Debenture shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement or any other documents, instruments and/or agreements executed and/or delivered in connection herewith; and (iii) acknowledges, confirms and agrees that the obligations of UK Guarantor to Bank under the UK Guaranty include, without limitation, all Obligations of Borrower to Bank under the Loan Agreement, as amended by this Loan Modification Agreement.

VOXWARE (UK) Limited

By:
Name:
Title:

COMPLIANCE CERTIFICATE
TO:	SILICON VALLEY BANK	Date:
FROM:	VOXWARE, INC.

The undersigned authorized officer of Voxware, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with	Monthly within 30 days	Yes No
Compliance Certificate
Annual financial statement (CPA Audited) + CC	FYE within 120 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate A/R Agings	Monthly within 30 days	Yes No
Transaction Reports	Weekly	Yes No
Audit	Annually and within 45 days of	Yes No
Effective Date
Board approved projections	Annually	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies
Minimum Cumulative Net Loss/Net Income (waived through	$______ *	$	Yes No
February 28, 2009)
Minimum Cash Balance (at all times)	$1,500,000	$	Yes No

* As set forth in Section 6.9(b) of the Agreement

       The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

       The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

Voxware, Inc.	BANK USE ONLY

Received by: __________________________
By: __________________________________	AUTHORIZED SIGNER
Name: ________________________________	Date: ________________________________
Title: _________________________________
Verified: ______________________________
AUTHORIZED SIGNER
Date: ________________________________

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated: ____________________

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall control.

I.	Section 6.9(a)	Minimum Cash Balance.

As of the Fourth Loan Modification Effective Date, and at all times thereafter, Borrower shall maintain not less than One Million Five Hundred Thousand Dollars ($1,500,000.00) in unrestricted and unencumbered cash in accounts with the Bank or a Bank subsidiary.

Total $_____________________

______ No, not in compliance	______ Yes, in compliance

II	Section 6.9(b)	Minimum Cumulative Net Loss/Net Income.

Maintain trailing-three-month Net Income (loss), tested on a monthly basis as of the last day of each month, of not less than (not be a greater net loss than) the amounts indicated below for each period indicated below:

		Trailing-three-month Period Ended	Minimum Net Income (maximum net loss)

		October 31, 2008	($2,200,000)

		November 30, 2008	($2,200,000)

		December 31, 2008	($1,400,000)

		February 28, 2009	($900,000)

		March 31, 2009, and each monthly period	$500,000
		thereafter

Month ending	Actual net losses/Net Income

______ No, not in compliance	______ Yes, in compliance